SIXTH AMENDMENT
                                     TO THE
                                 MICROAGE, INC.
                             RETIREMENT SAVINGS AND
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

         The MicroAge, Inc. Retirement Savings and Employee Stock Ownership Plan and Trust (the "Plan"), as amended and restated by a document effective as of January 1, 1995 and amended by the First Amendment dated May 10, 1995, the Second Amendment dated March 14, 1996, the Third Amendment dated November 4, 1996, the Fourth Amendment dated December 4, 1996 and the Fifth Amendment dated January 31, 1997 is hereby further amended as follows:

         1. All of the changes made to the Plan by this Sixth Amendment are effective as of August 1, 1997. This Sixth Amendment shall amend only the provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

         2. A new Section 4.10 is hereby added to the Plan and reads as follows:

                  4.10 Special Purpose Contribution. The Employer may make contributions to the Plan on behalf of Participants who are not Highly Compensated Employees, in amounts the Employer deems advisable to deal with special situations ("Special Purpose Contributions").

         3. A new Section 5.02(d) is hereby added to the Plan and reads as follows:

                  (d) Special Purpose Contributions. As of the last day of each Plan Year or any other pay period for which a Special Purpose Contributions is made, the Administrator must allocate those Special Purpose Contributions for the Plan Year or for the relevant pay period to the account of each such Participant who is eligible to receive an
         allocation,   and  that  allocation  must  be  in  proportion  to  that
         Participant's Compensation in relation to the Compensation of all similarly entitled Participants
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         for that Plan year or other  relevant pay period or on such other basis for allocation designated by the Employer

         4. Section 6.01(b) of the Plan is hereby amended to read as follows:

                  (b) The interests of each Participant in his Participant Elective Deferral, Employer Matching Contribution, Special Purpose Contribution and rollover or transfer account(s), if any, shall at all times be fully vested and nonforfeitable.

         To signify its adoption of this Sixth Amendment, MicroAge, Inc. has caused this Sixth Amendment to be executed by its duly authorized officer on this 1st day of August, 1997.

                                            MICROAGE, INC.

                                            By:_________________________________
                                                 Jeffrey D. McKeever
                                                 Chairman of the Board and
                                                 Chief Executive Officer
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